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                                                                   EXHIBIT 10.ee

                    THIRD AMENDMENT TO AMENDED AND RESTATED
                            PARTNERSHIP AGREEMENT OF
                              TIDE POINTE PARTNERS

         THIS THIRD AMENDMENT to Amended and Restated Partnership Agreement of Tide Pointe Partners (this "Amendment") is entered into this 30th day of July, 1997, by and between PROVIDERS ENTERPRISES, INC., an Ohio corporation ("PE") and SEA PINES/TIDE POINTE, INC., a South Carolina corporation ("Sea Pines").

                                   RECITALS:

         A. PE and Sea Pines are parties to an Amended and Restated Partnership Agreement of Tide Pointe Partners, as amended by a First Amendment dated January 14, 1994 and a Second Amendment dated May 24, 1995 (the "Partnership Agreement"). Unless otherwise stated, all terms defined in the Partnership Agreement are used in this Amendment with the same meaning.

         B. PE and Sea Pines desire to amend the Partnership Agreement in accordance with the terms and conditions of this Amendment.

         NOW, THEREFORE, intending to be legally bound hereby, the parties hereby agree to continue the Partnership under the Act, upon the following terms and conditions:

         Section I. Amendments to Partnership Agreement. The Partnership Agreement is hereby amended as follows:

                  1. On or after the effective date of this Amendment, each reference in the Partnership Agreement and this Amendment to "this Agreement," "hereunder" and "hereof" or words of like import referring to the Partnership Agreement shall mean and refer to the Partnership Agreement, as amended by the First Amendment dated August 1, 1994, the Second Amendment dated May 24, 1995 and by this Amendment. The Partnership Agreement, as amended by the Amendment, is, and shall continue to be, in full force and effect and hereby is ratified and confirmed in all respects.

                  2. Article 5 of the Partnership Agreement is amended by deleting Section 5.3 in its entirety and substituting a restated Section 5.3 as follows:

                                   ARTICLE 5

         ...

         Section 5.3  Guaranty of PE Debt

                  (a) On January 18, 1994, the Partnership executed and delivered a Guaranty (the "Original Guaranty") of PE's Demand Promissory Note in the principal amount of $5,000,000.00 dated
         January 18, 1994 (the "Original Note") payable to P-I-E Financial Corp., an Ohio corporation, the sole shareholder of PE ("P-I-E Financial"). The Original
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         Guaranty was secured by a Mortgage on the project (the "$5,000,000.00
         Mortgage"), which Mortgage was junior and subordinate to the mortgage securing the then-existing senior bank financing for the project in favor of NationsBank of South Carolina (the "NationsBank Mortgage"). On May 24, 1995, the Partnership executed and delivered an Amendment to Promissory Note amending the Original Note (the Original Note, as so amended, being hereinafter referred to as the "$5,000,000.00 Note") and a Revised and Restated Guaranty Agreement (the "$5,000,000.00 Guaranty") revising and restating the Original Guaranty. If, pursuant to the $5,000,000.00 Guaranty, the Partnership pays all or any portion of the principal amount of the $5,000,000.00 Note, the Unpaid Capital Contributions of PE shall be reduced by the amount of such payment.

                  (b) On August 4, 1994, to evidence the Partner Loan by PE referred to in Section 6.1 of this Agreement, the Partnership executed and delivered a Promissory Note payable to PE in the principal amount of $7,095,000.00. Such Note was secured by a Mortgage on the project (the "$7,095,000.00 Mortgage"), which Mortgage was junior and subordinate to the NationsBank Mortgage and the $5,000,000.00 Mortgage. On May 24, 1995, the Partnership executed and delivered a Guaranty (the "$7,095,000.00 Guaranty") of PE's Promissory Note in the principal amount of $7,095,000.00 dated August 4, 1994 payable to P-I-E Financial as amended by an Amendment to Promissory Note dated May 24, 1995.

                  (c) As part of the development and construction loan of the Partnership with First Union National Bank ("FUNB") in the amount of $27,500,000.00 and subsequently increased to $33,260,000 (the Tide Pointe Development Loan) and $5,500,000.00 (the Cottage Construction Line of Credit), FUNB required certain additional collateral over and above the real estate collateral required for a development/construction loan, said additional collateral consisting of securities placed in the custody of FUNB through its Carolina Capital Management Group. Pursuant to a Loan Agreement originally dated May 24, 1995 and amended pursuant to an Amended and Restated Loan Agreement of even date herewith, (the "P-I-E Loan Agreement"), P-I-E Financial loaned to PE the securities required as "Additional Collateral" as "Pre-Sales Shortfall Collateral" under the FUNB loan, and PE agreed to pledge such required collateral for the benefit of the Partnership pursuant to the terms of this Section 5.3. Said "Additional Collateral" is in the amount of $8,000,000.00 and the "Pre-Sales Shortfall Collateral" is in the amount of $14,000,000.00. For purposes of this Partnership Agreement, the "Additional Collateral" and "Pre-Sales Shortfall Collateral" shall be collectively referred to as "FUNB Collateral". In summary, the total FUNB Collateral provided as a loan by P-I-E Financial to PE for purposes of the FUNB loan is $22,000,000.00.

                  Simultaneously with the date hereof, the Partnership will execute and deliver an Amendment of Guaranty Agreement in favor of P-I-E Financial (the Guaranty Agreement as so amended being referred to as the "$22,000,000.00 Guaranty") with respect to PE's obligation under the P-I-E Loan Agreement in the total amount of up to $22,000,000.00. The $22,000,000.00 Guaranty will be secured by a
         Commercial Mortgage of Real Estate and


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         Security Agreement, as amended by an Amendment of even date herewith, and other corollary loan documents on the project (the "Consolidated Mortgage"), which Consolidated Mortgage shall be junior and subordinate to the FUNB loan for the project. Said Consolidated Mortgage shall supersede and replace the $5,000,000.00 Mortgage and the $7,095,000.00 Mortgage so that the total potential indebtedness secured by said Consolidated Mortgage shall be the $5,000,000.00 represented by the $5,000,000.00 Guaranty, the $7,095,000.00 represented by the $7,095,000.00 Guaranty and the $22,000,000.00 represented by the $22,000,000.00 Guaranty or a total of $34,495,000.00. The
         $22,000,000.00 Guaranty, the Consolidated Mortgage and all corollary loan documents shall be in a form and substance reasonably satisfactory to PE and its counsel.

                  (d) The priorities of the real estate mortgages against the project are as follows:

                           (i)  FUNB Mortgage;

                          (ii) Consolidated Mortgage securing the $5,000,000.00 Guaranty, the $7,095,000.00 Guaranty, and the $22,000,000.00
                  Guaranty;

                         (iii) The $1,505,000 Mortgage in favor of Sea Pines dated August 4, 1994, which Mortgage shall be considered on a par with the $7,095,000.00 portion of the Consolidated Mortgage.

                  (e) The Consolidated Mortgage and related loan documentation will provide for the following priorities:

                           (i)  The $22,000,000.00 Guaranty;

                          (ii)  The $5,000,000.00 Guaranty;

                         (iii)  The $7,095,000.00 Guaranty.

                  (f) The Partners recognize and acknowledge that upon and after the occurrence and continuance of an Event of Default (as defined in the P-I-E Loan Agreement), then among other things, in the event that PE is unable to return and/or repay any FUNB Collateral because FUNB fails or refuses to release such FUNB Collateral or for any other reason whatsoever, then the Partnership will be obligated pursuant to the $22,000,000.00 Guaranty to immediately pay to P-I-E Financial, in immediately available funds, an amount in cash equal to the sum of (i) the aggregate principal amount of such FUNB collateral, (ii) the total of all Interest Remittances (as defined in the P-I-E Loan Agreement) which shall not have been made to P-I-E Financial, and all other payments required to be made to P-I-E Financial under the P-I-E Loan Agreement, together with interest on all of the foregoing at the Default Rate (as defined in the P-I-E Loan Agreement) from the time of such Event of Default.


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         Section II.  Counterparts. This Amendment may be executed in multiple counterparts, all of which when taken together shall constitute one document.

         IN WITNESS WHEREOF, the parties have executed this Amendment, in multiple counterparts, as of the day and year first above written.


SEA PINES/TIDE POINTE, INC., a             PROVIDERS ENTERPRISES, INC., an
South Carolina corporation                 Ohio Corporation


By:  /s/ Michael E. Lawrence               By:  /s/ Chuck Dinunzio
     ---------------------------------          --------------------------------
         Michael E. Lawrence                        Chuck Dinunzio

Its:     President                        Its:      Vice-President
     ---------------------------------          --------------------------------



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